MONTEAGLE FUNDS

Supplement dated August 25, 2025

to the Prospectus and Statement of Additional Information dated December 27, 2024

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This Supplement to the Prospectus and Statement of Additional Information for the Monteagle Enhanced Equity Income Fund, a series of the Monteagle Funds (the “Trust”), updates the Prospectus for the Monteagle Enhanced Equity Income Fund and the Statement of Additional Information for the Trust dated December 27, 2024 to amend certain information as described below.

THE MONTEAGLE ENHANCED EQUITY INCOME FUND

PROSPECTUS

1.

Section entitled “ Portfolio Managers”

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Matthew H. Foster, President & Chief Investment Officer of the Adviser has managed the Fund since inception.

•

Will Aycock, Senior Managing Director of the Adviser has managed the Fund since 2025.

•

Todd Goldenm, Senior Portfolio Manager and Director of Fixed-Income of the Adviser and has managed the Fund since 2025.

1.

Section entitled “Portfolio Managers”

Matthew H. Foster, CFA, President & Chief Investment Officer. Matthew H. Foster is the President and Chief Investment Officer of Park Place Capital Corporation. Mr. Foster was previously with Renasant Asset Management, a division of Renasant Wealth Management as The Senior Managing Director while also spending time with Royal Bank of Canada’s Private Asset Management Group as the Senior Portfolio Manager focusing on the management of its equity offerings as well as alternative investments in Energy Master Limited Partnerships (MLPs). He has additionally spent time at SunTrust Securities Inc. and Wachovia Securities.

Matthew holds a B.S. in Business Administration with a concentration in Economics from Appalachian State University. Matthew also holds the Chartered Financial Analyst (CFA) designation. He is a member of the Chartered Financial Analyst Institute and the CFA Society of Alabama.  He has previously held several security licenses including Series 7, 63, 50 and 65.

Matthew is responsible for the management of Park Place Capital Corporation which is a subsidiary of Renasant Bank.

Will Aycock, CFA serves as Senior Managing Director for Park Place Capital Management.  Will possesses over 20 years of investments experience, with previous roles as a Portfolio Manager at Regions Investment Management and Doucet Asset Management.  His background consists of portfolio management, trading, and analysis.  Will holds a B.S. from Birmingham-Southern College and an M.B.A. from the University of Alabama at Birmingham.  Will also holds the Chartered Financial Analyst (CFA) designation and is an active member of CFA Society Alabama, where he previously served as President and board member.

Will is employed by Park Place Capital and Park Place Capital Securities.  Further, he received exam waivers from FINRA for SIE (Securities Industry Essentials Examination) and Series 7 (General Securities Representative Examination).

Todd Golden, CFA, is Senior Portfolio Manager and Director of Fixed-Income at Park Place Capital.  Todd joined the firm in September of 2011 and possesses more than thirty (30) years of investment experience. He is a former director of the CFA Society of Alabama (f/k/a Alabama Society of Financial Analysts) and has been a member since 1996.  Todd holds a B.S. in Business Administration with a concentration in Finance from Auburn University of Montgomery. Todd also holds the Chartered Financial Analyst (CFA) designation.  His background includes portfolio management, equity analysis, asset allocation models, and fixed income management.

The Fund’s Statement of Additional Information contains further details about the portfolio managers’ compensation, other accounts they manage, and their ownership of Fund shares.

A discussion regarding the basis for the most recent approval by the Board of Trustees of the Advisory Agreement by and among the Trust and the Adviser is available in the Fund’s semi-annual report for the period ending February 28, 2025.

MONTEAGLE FUNDS

STATEMENT OF ADDITIONAL INFORMATION

1.

Section entitled “PORTFOLIO MANAGERS”

Monteagle Enhanced Equity Income Fund

 Matthew H. Foster, President & Chief Investment Officer, Will Aycock, Senior Managing Director and Todd Golden, Senior Portfolio Manager and Director of Fixed-Income, are Portfolio Managers. Matthew H. Foster, Will Aycock and Todd Golden are primarily responsible for the day-to-day management of the Monteagle Enhanced Equity Income Fund.

Park Place Capital Corporation  offers a competitive salary based on an individual’s experience and expected contribution to the firm.  Portfolio managers of the Enhanced Equity Income Fund may be eligible for an incentive plan that is tied directly to the overall performance of the individual and the performance of the Fund above a predetermined benchmark.

As of August 31, 2024, Mr. Foster and Mr. Adair, previously a portfolio manager of the Fund,  were responsible for the management of the following other accounts in addition to the Fund:

PORTFOLIO MANAGER	NUMBER OF ACCOUNTS MANAGED	TOTAL ASSETS OF ACCOUNTS MANAGED	NUMBER OF MANAGED ACCOUNTS SUBJECT TO A PERFORMANCE FEE	TOTAL ASSETS OF MANAGED ACCOUNTS SUBJECT TO A PERFORMANCE FEE
Matthew S. Foster, CFA	Registered investment companies: 0	$0	0	$0
	Pooled investment vehicles: 0	$0	0	$0
	Other accounts: 5	$37M	0	$0
Caleb Adair	Registered investment companies: 0	$0	0	$0
	Pooled investment vehicles: 0	$0	0	$0
	Other accounts: 0	$0	0	$0

2.

Section entitled “OWNERSHIP OF FUND SHARES”

OWNERSHIP OF FUND SHARES

Portfolio Manager	Monteagle Select Value Fund	Monteagle Opportunity Equity Fund	The Texas Fund	Monteagle Enhanced Equity Income Fund
Trevor Rupe	N/A	N/A	N/A	N/a
Nicholas Chapman	N/A	N/A	N/A	N/A
Chad Hoes	N/A	N/A	N/A	N/A
Jody Team	N/A	N/A	$10,001-$50,000	N/A
William G. Lako, Jr.	N/A	$100,001-500,000	N/A	N/A
Jacob Keen	N/A	N/A	N/A	N/A
Nick Antonucci	N/A	N/A	N/A	N/A
Mathew Foster	N/A	N/A	N/A	$1- $10,000
Todd Golden	N/A	N/A	N/A	N/A
Will Aycock	N/A	N/A	N/A	N/A

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Shareholders should read this Supplement in conjunction with the Monteagle Enhanced Equity Income Fund’s Prospectus and the Statement of Additional Information, each as supplemented from time to time.  These documents provide information that you should know before investing and should be retained for future reference. These documents are available upon request and without charge by calling Mutual Shareholder Services at (888) 263-5593.

Investors should retain this supplement for future reference.